ALTI GLOBAL, INC. 2023 STOCK INCENTIVE PLAN NOTICE OF GRANT OF PERFORMANCE-BASED RESTRICTED STOCK UNITS AND AWARD AGREEMENT AlTi Global, Inc., pursuant to its 2023 Stock Incentive Plan (the “Plan”), hereby grants to the individual listed below (the “Participant”) this award of Restricted Stock Units. The Restricted Stock Units described in this Notice of Grant of Performance-Based Restricted Stock Units (the “Notice”) are subject to the terms and conditions set forth in the Performance-Based Award Agreement, including all schedules and exhibits thereto, attached as Exhibit A hereto (the “Agreement”) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, capitalized terms used in this Notice and the Agreement will have the meanings defined in the Plan. Participant: Grant Date: Target Number of Restricted Stock Units: Vesting Conditions: See Schedule 1 to the Agreement. By signing below, the Participant agrees to be bound by the terms and conditions of the Plan, the Agreement and this Notice. This document may be executed, including by electronic means, in multiple counterparts, each of which will be deemed an original, and all of which together will be deemed a single instrument. ALTI GLOBAL, INC. Sign: _______________________________ Name: ______________________________ Title: _______________________________ Date: _______________________________ PARTICIPANT Sign: _______________________________ Name: ______________________________ Date: _______________________________

1 EXHIBIT A PERFORMANCE-BASED RESTRICTED STOCK UNITS AWARD AGREEMENT UNDER THE ALTI GLOBAL, INC. 2023 STOCK INCENTIVE PLAN 1. Award of Restricted Stock Units. Effective as of the Grant Date set forth in the Notice, the Company has granted to the Participant the target number of Restricted Stock Units set forth in the Notice (this “Award”), subject to the restrictions and on the terms and conditions set forth in the Notice, the Plan and this Agreement. Each Restricted Stock Unit represents the right to receive one Share at the times and subject to the conditions set forth below and in Schedule 1. 2. Vesting of Restricted Stock Units. (a) Subject to the continued service of the Participant with the Company through the relevant vesting date(s) or event(s), the Restricted Stock Units will become vested in such amounts and at such times as set forth in Schedule 1. (b) Solely for purposes of this Agreement, service with the Company will be deemed to include service with an Affiliate of the Company (for only so long as such entity remains an Affiliate of the Company). For purposes of this Agreement, “Affiliate” means an entity that directly or indirectly controls, is controlled by, or is under common control with the Company. (c) Upon the cessation of the Participant’s service with the Company due to the Participant’s death, any Restricted Stock Units that are outstanding and unvested immediately prior to the Participant’s death shall vest as to 100% of the Target Number of Restricted Stock Units assuming the performance metrics had been achieved at target levels . (d) Notwithstanding anything in the Plan or in this Agreement to the contrary, in the event of a Change in Control (as defined in the Plan), the Administrator shall determine achievement of the performance criteria as of the date of such Change in Control in its sole discretion in accordance with Exhibit A and the restrictions and conditions of this Section 2(a) of this Agreement shall lapse immediately prior to such Change in Control with respect to the portion of this Award that is deemed earned based upon achievement of the performance criteria as of such Change in Control. (e) Unless otherwise set forth in this Section 2 or otherwise provided in the Participant’s employment agreement or in the discretion of the Committee, upon the cessation of the Participant’s service with the Company for any other reason, any then unvested portion of the Restricted Stock Units will be forfeited automatically. 3. Settlement of Restricted Stock Units. (a) One Share will be delivered with respect to each vested Restricted Stock Unit within sixty (60) days following the applicable vesting date or event, subject to the requirements of the Plan and this Agreement. (b) The Restricted Stock Units constitute an unfunded and unsecured obligation of the Company. The Participant shall not have any rights of a stockholder of the Company with respect to the Shares underlying the Restricted Stock Units unless and until the Restricted Stock Units become vested and are settled by the issuance of Shares.

ACTIVE/127001466.7 2 (c) Notwithstanding the foregoing, to the extent provided in Treas. Reg. § 1.409A-1(b)(4)(ii) or any successor provision, the Company may delay settlement of Restricted Stock Units if it reasonably determines that such settlement would violate federal securities laws or any other Applicable Law. 4. Non-Transferability of Restricted Stock Units. The Restricted Stock Units are subject to restrictions on transfer as set forth in Section 13 of the Plan. 5. Section 409A. The grant of Restricted Stock Units is intended to be exempt from or comply with Section 409A of the Code and should be interpreted accordingly. Nonetheless, the Company does not guarantee the tax treatment of the Restricted Stock Units. 6. No Continuation of Service. Neither the Plan nor this Agreement will confer upon the Participant any right to continue in the employment or service of the Company or any of its Affiliates, or limit in any respect the right of the Company or its Affiliates to discharge the Participant at any time with or without Cause. 7. The Plan. The Participant has received a copy of the Plan, has read the Plan and is familiar with its terms, and hereby accepts the Restricted Stock Units subject to the terms and provisions of the Plan. Pursuant to the Plan, the Committee is authorized to construe and interpret the Plan, and to prescribe rules and regulations not inconsistent with the Plan as it deems appropriate. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee with respect to questions arising under the Plan, the Notice or this Agreement. 8. Clawback Provisions. In consideration for the grant of this Award, the Participant agrees to be subject to (i) any compensation, clawback, recoupment or similar policies of the Company or its Affiliates covering the Participant that may be in effect from time to time, whether adopted before or after the Grant Date, and (ii) to such other clawbacks as may be required by Applicable Law ((i) and (ii) together, the “Clawback Provisions”). The Participant understands that the Clawback Provisions are not limited in their application to the Award, or to equity or cash received in connection with the Award. 9. Other Company Policies. The Participant agrees, in consideration for the grant of this Award, to be subject to any policies of the Company and its Affiliates regarding securities trading and hedging or pledging of securities that may be in effect from time to time, or as may otherwise be required by Applicable Law. 10. Entire Agreement. The Notice and this Agreement, together with the Plan, represent the entire agreement between the parties with respect to the subject matter hereof and supersede any prior agreement, written or otherwise, relating to the subject matter hereof. 11. Acknowledgment of Non-Reliance. Except for those representations and warranties expressly set forth in this Agreement, the Participant hereby disclaims reliance on any and all representations, warranties, or statements of any nature or kind, express or implied, including, but not limited to, the accuracy or completeness of such representations, warranties, or statements. 12. Amendment. This Agreement may only be amended by a writing signed by each of the parties hereto; provided that the Company may amend this Agreement without the Participant’s consent, if the amendment does not materially and adversely affect the Participant’s rights hereunder. 13. Choice of Law. This Agreement, the interpretation and enforcement thereof and all claims arising out of or relating to this Agreement or the transactions contemplated by this Agreement, whether sounding in tort, contract or otherwise, shall be governed solely and exclusively by, and construed in accordance

ACTIVE/127001466.7 3 with, the laws and judicial decisions of the State of Delaware without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws and judicial decisions of any jurisdiction other than the State of Delaware. 14. Forum Selection. All actions and proceedings arising out of or relating to this Agreement, or the transactions contemplated by this Agreement, shall be heard and determined solely and exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (unless the Delaware Court of Chancery shall decline to accept jurisdiction over a particular matter, in which case, exclusively in any state or federal court within the State of Delaware). 15. Waiver of Jury Trial. Each party hereby waives its right to a jury trial of any and all claims or cause of actions based upon or arising out of this Agreement or the transactions contemplated by this Agreement. Each party hereby acknowledges and agrees that the waiver contained in this Section 15 is made knowingly and voluntarily. 16. Headings. The headings in this Agreement are for convenience only. They form no part of the Agreement and will not affect its interpretation. 17. Tax Withholding. The Participant acknowledges that the issuance of Shares hereunder will give rise to taxable income which may be subject to required withholding. In accordance with Section 15 of the Plan, the obligations of the Company hereunder are conditioned on the Participant timely paying, or otherwise making arrangements satisfactory to the Company regarding the timely satisfaction of, any such required withholding. 18. Electronic Delivery of Documents. The Participant authorizes the Company to deliver electronically any prospectuses or other documentation related to the Restricted Stock Units and any other compensation or benefit plan or arrangement in effect from time to time (including, without limitation, reports, proxy statements or other documents that are required to be delivered to participants in such arrangements pursuant to federal or state laws, rules or regulations). For this purpose, electronic delivery will include, without limitation, delivery by means of e-mail or e-mail notification that such documentation is available on the Company’s intranet site or the website of a third-party administrator designated by the Company. Upon written request, the Company will provide to the Participant a paper copy of any document also delivered to the Participant electronically. The authorization described in this paragraph may be revoked by the Participant at any time by written notice to the Company. 19. Further Assurances. The Participant agrees, upon demand of the Company, to do all acts and execute, deliver and perform all additional documents, instruments and agreements which may be reasonably required by the Company to implement the provisions and purposes of this Agreement and the Plan.

1 SCHEDULE 1 Performance Criteria and Vesting Terms 1. Definitions. The following terms shall have the following respective meanings: a. “Applicable TSR” shall be calculated as follows: Applicable TSR = ((Ending Share Value – Baseline Value)/Baseline Value) b. “Baseline Value” shall mean $5.69. c. “Ending Share Value” shall mean the average of the closing price of one Share over the 20 consecutive trading days immediately preceding the end of the Performance Period; provided that, in the event of a Change in Control, the “Ending Share Value” shall equal the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction as determined by the Administrator. 2. Performance Period. There shall be three performance periods (each, “Performance Period”) as follows: the Date of Grant (“Performance Period Commencement Date”) through March 31, 2025 (“Performance Period 1”), April 1, 2025 through March 31, 2026 (“Performance Period 2”), and April 1, 2026 through March 31, 2027 (“Performance Period 3”); provided that, in the event of a Change in Control, each Performance Period (including any Performance Period that would commence after the date of such Change in Control) shall be deemed to have ended as of the day immediately prior to such Change in Control. 3. Earning and Vesting of Restricted Stock Units. 33.33% of the Target Number of Restricted Stock Units shall be eligible to vest at the end of each Performance Period, subject to the continued service of the Participant with the Company through such date, based on the achievement of the Applicable TSR, as determined by the Administrator within 60 days after the last day of each Performance Period. The number of Restricted Stock Units, if any, that become earned and vested following the completion of each Performance Period shall be determined as follows: Applicable TSR Percentage of Restricted Stock Units Earned Minimum Threshold 10% 75% Target Threshold 23% 100% Above Target Threshold 45% 150% Maximum Threshold 63% 200% If the Applicable TSR is less than 10%, no Restricted Stock Units shall vest for the applicable Performance Period. In the event that the Applicable TSR shall fall between two levels in the above table, linear interpolation shall be used to determine the number of vested Restricted Stock Units at the end of each Performance Period. If the Minimum Threshold is not achieved for the

ACTIVE/127001466.7 2 Performance Period 1 or Performance Period 2, such Restricted Stock Units will remain eligible to vest during Performance Period 3. Notwithstanding the foregoing, in no event will the total number of Restricted Stock Units earned for any Performance Period exceed 200% of the number of Restricted Stock Units eligible to vest for such Performance Period.